SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUSES OF
                           EACH OF THE LISTED FUNDS

                                   --------

                         Deutsche LifeCompass 2015 Fund

                         Deutsche LifeCompass 2020 Fund

                         Deutsche LifeCompass 2030 Fund


The previously scheduled shareholder meeting to approve an Amended and Restated Investment Management Agreement ("New IMA") for the fund has been adjourned to a later date. Subject to shareholder approval, implementation of the New IMA and the related changes to the fund's name, investment objective and investment strategies are expected to occur in the fourth quarter of 2015.


The foregoing is not a solicitation of any proxy.




               Please Retain This Supplement for Future Reference


July 24, 2015
PROSTKR-514
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]